EXECUTION VERSION                                                   EXHIBIT 10.4

                                 AMENDMENT NO. 8
                Effective Date of Amendment No. 8: April 1, 2003

This AMENDMENT NO. 8 ("Amendment No. 8") to that certain MSN Search Agreement dated effective as of December 19, 2001 (the "Agreement") is made by and among OVERTURE SERVICES, INC., a Delaware corporation ("Company") and MICROSOFT CORPORATION, a Washington corporation ("Microsoft").

                                    RECITALS

The parties desire to amend the Agreement on the terms and conditions provided herein;

The parties desire to amend the Agreement to include the MSN Search Site in Italy, Spain and the Netherlands.

The parties hereby agree as follows:

                                    AMENDMENT

1. The parties wish to add Italy, Spain and the Netherlands as new markets per the below specifications:

         (a) The "MSN Home Page" for Italy will be: http://www.msn.it or as reasonably updated by Microsoft with successor URLs during the Term.

         (b) The "MSN Home Page" for Spain will be: http://www.msn.es or as reasonably updated by Microsoft with successor URLs during the Term.

         (c) The "MSN Home Page" for the Netherlands will be: http://www.msn.nl or as reasonably updated by Microsoft with successor URLs during the Term.

         (d) The "MSN Search Site" for Italy will be: http://search.msn.it or as reasonably updated by Microsoft with successor URLs during the Term.

         (e) The "MSN Search Site" for Spain will be: http://search.msn.es or as reasonably updated by Microsoft with successor URLs during the Term.

         (f) The "MSN Search Site" for the Netherlands will be:
             http://search.msn.nl or as reasonably updated by Microsoft with successor URLs during the Term.

         (g) The new markets for Italy, Spain and the Netherlands will commence on the Commercial Launch Dates for each market and end at the end of the Main Period Term. The date of the Commercial Launch Dates for Italy, Spain and the Netherlands shall be mutually agreed to by the parties.

2.       Section 1.20 will be modified as follows (amendments in italics):

         1.20     "Minimum Queries" means

         (i)      [*] Queries rendering to the URL http://search.msn.com;

         (ii)     [*] Queries rendering to the URL http://search.msn.fr;

         (iii)    [*] Queries rendering to the URL http://search.msn.co.jp;

         (iv)     [*] Queries rendering to the URL http://search.msn.co.kr;

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXECUTION VERSION

         (v) [*] Queries rendering to the URL http://search.msn.dk if the Commercial Launch of Company Search Service in Denmark occurs on or before October 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Denmark occurs after October 1, 2003;

         (vi) [*] Queries rendering to the URL http://search.msn.no if the Commercial Launch of Company Search Service in Norway occurs on or before October 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Norway occurs after October 1, 2003;

         (vii) [*] Queries rendering to the URL http://search.msn.se if the Commercial Launch of Company Search Service in Sweden occurs on or before October 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Sweden occurs after October 1, 2003;

         (viii) [*] Queries rendering to the URL http://search.msn.fi if the Commercial Launch of Company Search Service in Finland occurs on or before October 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Finland occurs after October 1, 2003;

         (ix) [*] Queries rendering to the URL http://search.msn.it if the Commercial Launch of Company Search Service in Italy occurs on or before June 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Italy occurs after June 1, 2003;

         (x) [*] Queries rendering to the URL http://search.msn.es if the Commercial Launch of Company Search Service in Spain occurs on or before September 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in Spain occurs after September 1, 2003;

         (xi) [*] Queries rendering to the URL http://search.msn.nl if the Commercial Launch of Company Search Service in the Netherlands occurs on or before September 1, 2003 or a prorated number of Queries if the Commercial Launch of Company Search Service in the Netherlands occurs after September 1, 2003.

3. Definition 1.23 ("MSN Home Page") will be deleted in its entirety and replaced with the following (amendments in italics):

         1.23 "MSN Home Page" means the initial MSN Web Pages in the international markets, as shown below. This Agreement may be extended to incorporate other international markets, which will have attendant URLs, as mutually agreed by the parties or as reasonably updated by Microsoft with successor URLs during the Term.

   Region           Market                                  URL(s)
   ------           ------                                  ------
North America       US                     http://www.msn.com (English speaking)
                                           http://www.yupimsn.com (Spanish speaking)
                    Canada                 http://www.msn.ca (English speaking)
Non-North           UK                     http://www.co.uk
America             Germany                http://www.msn.de
                    France                 http://www.msn.fr
                    Japan                  http://www.msn.co.jp
                    Korea                  http://www.msn.co.kr

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 2 of 7                Confidential     Overture - Microsoft Amendment No. 8
                                            MSN Search Agreement

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EXECUTION VERSION

Region               Market                     URL(s)
------               ------                     ------
                    Denmark                http://www.msn.dk
                    Norway                 http://www.msn.no
                    Sweden                 http://www.msn.se
                    Finland                http://www.msn.fi
                    Italy                  http://www.msn.it
                    Spain                  http://www.msn.es
                    Netherlands            http://www.msn.nl

4. Definition 1.25 ("MSN Search Site") will be deleted in its entirety and replaced with the following (amendments in italics):

         1.25 "MSN Search Site" means the MSN Search Results Pages in the international markets shown below. This Agreement may be extended to incorporate other international markets or languages in current markets, which will have attendant URLs, as mutually agreed by the parties or as reasonably updated by Microsoft with successor URLs during the Term.

     Region          Market                            URL(s)
     ------          ------                            ------
North America       US               http://search.msn.com (English speaking)
                                     http://busqueda.yupimsn.com/ (Spanish speaking)
                    Canada           http://search.msn.ca (English Speaking)
Non-North America   UK               http://search.msn.co.uk
                    Germany          http://search.msn.de
                    France           http://search.msn.fr
                    Japan            http://search.msn.co.jp
                    Korea            http://search.msn.co.kr
                    Denmark          http://search.msn.dk
                    Norway           http://search.msn.no
                    Sweden           http://search.msn.se
                    Finland          http://search.msn.fi
                    Italy            http://search.msn.it
                    Spain            http://search.msn.es
                    Netherlands      http://search.msn.nl

5.       A new Section 2.5.7 ("Coverage") will be added as follows:

         2.5.7 Italy, Spain and the Netherlands. The Selected Terms list for Queries rendering to the URLs http://search.msn.it, http://search.msn.es, and http://search.msn.nl will be agreed upon in writing.

6. Section 2.13 ("International Subsidiaries") will be deleted in its entirety and replaced with the following (amendments in italics):

         2.13 International Subsidiaries. Company may inform Microsoft that a subsidiary that is wholly owned, directly or indirectly, by Company will be responsible for the obligations of Company under this Agreement with respect to the market served by that wholly-owned subsidiary. Any such notification or delegation by Company shall not limit Company's obligations and liabilities to Microsoft under this Agreement, and Company hereby agrees to guarantee all such obligations and liabilities in the relevant market. Without limitation of the foregoing, Company has informed Microsoft that (i) Overture Ireland, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN

Page 3 of 7                Confidential     Overture - Microsoft Amendment No. 8
                                            MSN Search Agreement

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EXECUTION VERSION

                  Search Site in the UK market, the MSN Search Site in Germany, the MSN Search Site in France, the MSN Search Site in Denmark, the MSN Search Site in Norway, the MSN Search Site in Sweden, the MSN Search Site in Finland, the MSN Search Site in Italy, the MSN Search Site in Spain, and the MSN Search Site in the Netherlands (ii) Overture Japan, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in Japan and (iii) Overture Korea, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in Korea.

7.       A new Section 3.2.3.5 will be added as follows:

         3.2.3.5 Italy. Company will pay to Microsoft a one time [*] fee for MSN Italy equal to [*] Euros.

                  Commencing June 1, 2003 unless otherwise agreed by the parties and ending May 31, 2004 (the "Guaranteed Phase for MSN Italy), Company will pay to Microsoft on a monthly basis the greater of (i) the Revenue Share Payment for the MSN Search Sites as set forth in Section 3.2.2, and (ii) the Guaranteed Payment for the MSN Search Site in Italy (as defined below).

                  For the purposes of this Section 3.2.3.5, "Guaranteed Payment for the MSN Search Site in Italy" means the [*] (not to exceed the maximum in Table 6, column D) from the MSN Search Sites in Italy.

                                     Table 6
              Guaranteed Payment for the MSN Search Sites in Italy

Column A:       Column B:          Column C:                         Column D:
  Month          Period               [*]                               [*]
--------        ---------          ---------                         ---------
   1            Jun  2003             [*]                               [*]
   2            Jul  2003             [*]                               [*]
   3            Aug  2003             [*]                               [*]
   4            Sept 2003             [*]                               [*]
   5            Oct  2003             [*]                               [*]
   6            Nov  2003             [*]                               [*]
   8            Dec  2003             [*]                               [*]
   8            Jan  2004             [*]                               [*]
   9            Feb  2004             [*]                               [*]
  10            Mar  2004             [*]                               [*]
  11            Apr  2004             [*]                               [*]
  12            May  2004             [*]                               [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 4 of 7                Confidential     Overture - Microsoft Amendment No. 8
                                            MSN Search Agreement

EXECUTION VERSION

                  If Microsoft fails to deliver the Minimum Queries from the MSN Search Site in Italy between June 1, 2003 and May 31, 2004 - or a prorated number of Queries if the Commercial Launch of Company Search Service in Italy occurs after June 1, 2003 - then the Guaranteed Phase for MSN Italy will extend until all such guaranteed Queries are delivered (the "Guaranteed Phase Extension for MSN Italy"). During the Guaranteed Phase Extension for MSN Italy, Company will not be required to make any additional Guaranteed Payments, but Company will continue to be required to make Revenue Share Payments. Once the Guaranteed Phase for MSN Italy has concluded, Company will pay Microsoft pursuant to Section 3.2.2 for Gross Revenue from the MSN Search Site in Italy.

8.       A new Section 3.2.3.6 will be added as follows:

         3.2.3.6 Spain and the Netherlands. For the four-month period beginning April 1, 2003 and ending July 31, 2003 unless otherwise agreed by the parties, Company will pay to Microsoft the following [*] fees for Spain and Netherlands (together "[*] Fees for MSN Spain and Netherlands"):

                  (h)  [*] Euros per month for the MSN Search Site in Spain; and

                  (ii) [*] Euros per month for the MSN Search Site in the
                       Netherlands.

                  Commencing August 1, 2003 unless otherwise agreed by the parties and ending July 31, 2004 (the "Guaranteed Phase for MSN Spain and the Netherlands), Company will pay to Microsoft on a monthly basis the greater of (i) the Revenue Share Payment for the MSN Search Sites as set forth in
                  Section 3.2.2, and (ii) the Guaranteed Payment for the MSN Search Site in Spain and the Netherlands (as defined below) and (iii) - only if the Commercial Launch of Company Search Service in Spain and the Netherlands has not taken place for a particular country - the [*] Fees for MSN Spain and the Netherlands, which [*] Fees for MSN Spain and the Netherlands shall be pro-rated in the event of a partial month. For the avoidance of doubt, Company will make no payment to Microsoft during the period between the Commercial Launch of Company Search Service and the Commercial Launch Date; however the parties will make best efforts to coordinate these respective dates.

                  For the purposes of this Section 3.2.3.6, "Guaranteed Payment for the MSN Search Site in Spain and the Netherlands" means the [*] (not to exceed the maximum in Table 7, column D) from the MSN Search Sites in Spain and the Netherlands.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 5 of 7                Confidential     Overture - Microsoft Amendment No. 8
                                            MSN Search Agreement

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EXECUTION VERSION

                                     Table 7

    Guaranteed Payment for the MSN Search Sites in Spain and the Netherlands

Column A:         Column B:        Column C:                      Column D:
 Month             Period             [*]                            [*]
---------         ---------        ---------         ------------------------------------
                                      [*]            [*]             [*]             [*]
    1             Aug  2003           [*]            [*]             [*]             [*]
    2             Sep  2003           [*]            [*]             [*]             [*]
    3             Oct  2003           [*]            [*]             [*]             [*]
    4             Nov  2003           [*]            [*]             [*]             [*]
    5             Dec  2003           [*]            [*]             [*]             [*]
    6             Jan  2004           [*]            [*]             [*]             [*]
    7             Feb  2004           [*]            [*]             [*]             [*]
    8             Mar  2004           [*]            [*]             [*]             [*]
    9             Apr  2004           [*]            [*]             [*]             [*]
   10             May  2004           [*]            [*]             [*]             [*]
   11             June 2004           [*]            [*]             [*]             [*]
   12             July 2004           [*]            [*]             [*]             [*]

                  If Microsoft fails to deliver the Minimum Queries from the MSN Search Sites in Spain and the Netherlands between August 1, 2003 and July 31, 2004 - or a prorated number of Queries if the Commercial Launch of Company Search Service in Spain and the Netherlands occurs after August 1, 2003 - then the Guaranteed Phase for MSN Spain and the Netherlands will extend until all such guaranteed Queries are delivered (the "Guaranteed Phase Extension for MSN Spain and the Netherlands"). During the Guaranteed Phase Extension for MSN Spain and the Netherlands, Company will not be required to make any additional Guaranteed Payments, but Company will continue to be required to make Revenue Share Payments. Once the Guaranteed Phase for MSN Spain and the Netherlands has concluded, Company will pay Microsoft pursuant to Section
                  3.2.2 for Gross Revenue from the MSN Search Sites in Spain and the Netherlands.

9. Section 3.2.4 will be deleted in its entirety and replaced with the following:

     3.2.4        Company will make all payments due to Microsoft per Section
                  3.2.1 and 3.2.2 in U.S. Dollars, or other currency as mutually agreed by the parties within forty-five (45) days after the end of each calendar month. All payments will be accompanied by a statement showing in reasonable detail the basis for the payment(s). Company and Microsoft will mutually agree on whether Company will make a single payment for all amounts due hereunder or separate payments for individual markets. The parties have agreed to make payments in Euros for payments relating to the Germany, France, Denmark, Norway, Sweden, Finland, Italy, Spain and the Netherlands Search Sites, in British Pounds for payments relating to the UK Search Site, in Yen for payments relating to the Japan Search Site and in Won for payments relating to the Korea Search Site.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 6 of 7                Confidential     Overture - Microsoft Amendment No. 8
                                            MSN Search Agreement

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EXECUTION VERSION

Defined terms herein have the same meaning as set forth in the Agreement, except as otherwise provided.

This Amendment No. 8 amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment No. 8, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 8 as of the Amendment No. 8 Effective Date set forth above. All signed copies of this Amendment No. 8 are deemed originals. This Amendment No. 8 does not constitute an offer by either party. This Amendment No. 8 is effective upon execution on behalf of Company and Microsoft by their duly authorized representatives.

MICROSOFT CORPORATION                           OVERTURE SERVICES, INC.

One Microsoft Way                               74 N. Pasadena Avenue, 3rd Floor
Redmond, WA 98052-6399                          Pasadena, CA 91103

By /s/ Richard Chin                             /s/ William Demas
  ---------------------------                   ---------------------------
(Sign)                                          (Sign)

Richard Chin                                    William Demas
-----------------------------                   ---------------------------
Name(Print)                                     Name(Print)

Director                                        SVP & GM
---------------------------                     ---------------------------
Title                                           Title

Without limiting Company's obligations hereunder, Overture Services (Ireland) hereby executes this Amendment for purposes of assuming the obligations (subject to the guarantee by Company provided in Section 2.13 of the Agreement) for the UK market as provided in Section 2.13 of the Agreement.

OVERTURE SEARCH SERVICES (IRELAND)
LIMITED

By /s/ J. Larcher
---------------------------
(Sign)

J. Larcher
---------------------------
Name(Print)

Director
---------------------------
Title

Page 7 of 7                Confidential     Overture - Microsoft Amendment No. 8
                                            MSN Search Agreement